UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2021 (April 21, 2021)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of EQT Corporation (the “Company”) held on April 21, 2021 (the “Annual Meeting”), the Company’s shareholders voted upon the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 24, 2021  (the “Proxy Statement”). The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The shareholders elected the individuals set forth below to the Board of Directors of the Company (the “Board”) to serve a one-year term expiring at the Company’s 2022 annual meeting of shareholders:

	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Lydia I. Beebe	235,306,594	98.72%	3,039,712	1.28%	408,514	19,893,006
Philip G. Behrman, Ph.D.	234,589,067	98.42%	3,765,788	1.58%	399,965	19,893,006
Lee M. Canaan	235,287,433	98.72%	3,059,862	1.28%	407,525	19,893,006
Janet L. Carrig	234,153,692	98.24%	4,206,307	1.76%	394,821	19,893,006
Dr. Kathryn J. Jackson	214,371,315	89.93%	23,995,036	10.07%	388,469	19,893,006
John F. McCartney	235,221,102	98.69%	3,128,938	1.31%	404,780	19,893,006
James T. McManus II	235,343,087	98.73%	3,017,895	1.27%	393,838	19,893,006
Anita M. Powers	237,410,148	99.60%	952,571	0.40%	392,101	19,893,006
Daniel J. Rice IV	197,695,199	82.94%	40,667,678	17.06%	391,943	19,893,006
Toby Z. Rice	237,218,490	99.52%	1,136,834	0.48%	399,496	19,893,006
Hallie A. Vanderhider	237,363,463	99.58%	995,197	0.42%	396,160	19,893,006

As noted in the Company’s Supplement to the Proxy Statement, filed with the Securities and Exchange Commission on April 20, 2021  (the “Proxy Supplement”), Stephen A. Thorington, a long-standing director of the Company, passed away unexpectedly on April 17, 2021. Mr. Thorington was listed in the Proxy Statement as a director nominee standing for re-election to the Board at the Annual Meeting. Due to the unexpected nature of Mr. Thorington’s death, which occurred after the Company finalized the Proxy Statement, and the limited time until the Annual Meeting, the Board did not designate a substitute nominee for Mr. Thorington. The Board determined it to be in the best interests of the Company and its shareholders to reduce the size of the Board from twelve to eleven directors and removed Mr. Thorington as a director nominee pursuant to the Proxy Supplement. Accordingly, any votes cast with respect to electing Mr. Thorington to the Board were disregarded and not counted.

Proposal 2: Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2020

The shareholders approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2020, with votes as follows:

Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
233,985,917	98.29%	4,067,313	1.71%	701,590	19,893,006

Proposal 3: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm for 2021

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the shareholders, with votes as follows:

Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
252,837,403	97.82%	5,632,217	2.18%	178,206	0

For purposes of all proposals above, abstentions, broker non-votes and the failure to vote are not votes cast and, accordingly, had no effect on the outcome of such proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 22, 2021	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary